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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
               AMENDMENT NO. 1 TO FORM 8-K FILED DECEMBER 22, 1999

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of amended report: February 18, 2000

                                    333-26943
                            (Commission File Number)

                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                      04-3084238
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
       of Incorporation)

                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                      62-1427775
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
       of Incorporation)

Tyson Place, Suite 200, 2607 Kingston Pike
              Knoxville, TN                                    37919-4048
(Address of Principal Executive Offices)                       (Zip Code)

                                 (423) 329-5300
              (Registrant's Telephone Number, Including Area Code)


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                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.

         Moll Industries, Inc. and Anchor Holdings, Inc. hereby amend Item 7 of their Form 8-K filed December 22, 1999 reporting the sale of Moll Industries Germany GmBH to Certina Aktiengesellschaft, to include the requisite financial statements.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to a Sale and Transfer Agreement recorded on December 8, 1999 (the "Agreement") by and between Moll Industries, Inc. (the "Seller") and Certina Aktiengesellschaft (the "Buyer"), the Seller has agreed to sell one (1) share of Moll Industries Germany GmBH (the "Company"), which share is all of the issued and outstanding capital stock of the Company, such sale to be effective as of 31 December 1999 24:00 hours/1 January 2000 0:00 hours, for a total purchase price of DM 1.00 (one (1) German Mark).

         The preceding description of the Sale and Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreement which is filed as Exhibit 2.1 of this report and is incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Unaudited pro forma financial statements which reflect the above transactions are included as Exhibit 7.1.

         (c)  Exhibits

     Exhibit No.                    Exhibit
     -----------                    -------

         2.1 Sale and Transfer Agreement Recorded on December 8, 1999 (previously filed).

         7.1               Pro Forma Financial Information

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOLL INDUSTRIES, INC.


Date: February 18, 2000                   By:  /s/ Phyllis Best
                                             -----------------------------------
                                             Phyllis Best
                                             Chief Financial Officer

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANCHOR HOLDINGS, INC.


Date: February 18, 2000                   By:  /s/ Phyllis Best
                                             -----------------------------------
                                             Phyllis Best
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit No.               Exhibit
 -----------               -------

         2.1 Sale and Transfer Agreement Recorded on December 8, 1999 (incorporated by reference to Exhibit 2.1 of the Form 8-K filed on December 22, 1999).

         7.1               Pro Forma Financial Information